EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Greg Wood	Patrick Nguyen
Chief Financial Officer	EVP Corporate Development
Liberate Technologies	Liberate Technologies
(650) 645-4003	(650) 645-4004
gwood@liberate.com	pnguyen@liberate.com

LIBERATE ANNOUNCES DISMISSAL OF BANKRUPTCY APPEAL

AND

EFFECTIVENESS OF AGREEMENT FOR SALE OF NORTH AMERICAN BUSINESS

SAN MATEO, Calif., January 18, 2005 — Liberate Technologies (Pink Sheets: LBRT), a leading provider of software for digital cable systems, today announced that on January 14, 2005, the U.S. District Court for the Northern District of California issued an order pursuant to a stipulation by the parties dismissing with prejudice Liberate’s appeal from the U.S. Bankruptcy Court for the Northern District of California (docketed as Case No. 04-31394-TEC).

As previously announced, the asset purchase agreement pursuant to which Liberate has agreed to sell substantially all of the assets of its North American business to Double C Technologies, LLC, a joint venture majority owned and controlled by Comcast Corporation with a minority investment by Cox Communications, Inc., would only become effective upon the dismissal of Liberate’s bankruptcy appeal.  Accordingly, the asset purchase agreement and other related transaction documents became effective as of January 14, 2005.

The asset sale is subject to Liberate shareholder approval, Hart-Scott-Rodino antitrust approval, and other customary closing conditions.

About Liberate Technologies

Liberate Technologies is a leading provider of software for digital cable systems.  Based on industry standards, Liberate’s software enables cable operators to run multiple services — including high-definition television, video on demand, and personal video recorders — on multiple platforms.  Headquartered in San Mateo, California, Liberate has offices in Ontario, Canada, and the United Kingdom.

Liberate and the Liberate design are registered trademarks of Liberate Technologies.  Other product names used in association with these registered trademarks are trademarks of Liberate Technologies.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Those statements above that involve expectations or intentions (such as those related to the closing of the transactions contemplated by the announced agreement) are forward-looking statements, within the meaning of the U.S. securities laws, that involve risks and uncertainties and are not guarantees of future performance.  You are cautioned that these statements are only predictions, and that forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements.  These risks, assumptions and uncertainties include, but are not limited to: future decisions by the SEC or other governmental or regulatory bodies; the vote of Liberate’s stockholders; business disruption resulting from the announcement of the asset sale; uncertainties related to litigation; economic and political conditions in the U.S. and abroad; and other risks outlined in Liberate’s filings with the Securities and Exchange Commission, including the annual report on Form 10-K for the year ended May 31, 2004 and the quarterly report on Form 10-Q for the fiscal quarter ended November 30, 2004.  All forward-looking statements are only as of the date they are made and Liberate disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LIBERATE WILL FILE A PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION WITH THE SECURITIES AND EXCHANGE COMMISSION.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION.  YOU WILL BE ABLE TO OBTAIN THE DOCUMENTS FILED WITH THE SEC FREE OF CHARGE AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.  IN ADDITION, YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY LIBERATE FREE OF CHARGE BY REQUESTING THEM IN WRITING FROM LIBERATE, 2655 CAMPUS DRIVE, SUITE 250, SAN MATEO, CA 94403, ATTENTION: INVESTOR RELATIONS, OR BY TELEPHONE AT (650) 645-4000.   LIBERATE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LIBERATE’S STOCKHOLDERS.  A LIST OF THE NAMES OF THOSE DIRECTORS AND EXECUTIVE OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN LIBERATE IS CONTAINED IN LIBERATE’S PROXY STATEMENT DATED SEPTEMBER 13, 2004, WHICH IS FILED WITH THE SEC.  STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF THE DIRECTORS AND EXECUTIVE OFFICERS IN THIS TRANSACTION BY READING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.